UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: October 31

Date of reporting period: July 31, 2009

Item 1. Schedule of Investments

Global High Income Fund Inc.
Portfolio of investments — July 31, 2009 (unaudited)

		Face
Security description		amount	Value

Bonds — 84.44%
Corporate bonds — 15.48%
Bermuda — 1.04%
Qtel International Finance Ltd.,
7.875%, due 06/10/19(1)		$2,550,000	$2,776,392

Brazil — 1.23%
Centrais Eletricas Brasileiras SA,
6.875%, due 07/30/19(1)		$1,190,000	1,216,775
Globo Comunicacao e Participacoes SA,
9.375%, due 10/20/09(2)		563,000	550,333
Union National FIDC Trust 2006,
due 07/01/10(3),(4),(5),(6)	BRL	1,832,665	366,047
due 07/01/10(4),(5),(6)		2,075,000	416,191
due 05/01/11(4),(5),(6)		3,560,082	732,354

Total Brazil corporate bonds			3,281,700

Cayman Islands — 1.16%
TDIC Finance Ltd.,
6.500%, due 07/02/14		$3,000,000	3,096,258

Indonesia — 1.35%
Majapahit Holding BV,
7.250%, due 10/17/11		$500,000	511,250
7.250%, due 06/28/17(1)		1,050,000	1,008,000
7.250%, due 06/28/17		350,000	336,000
7.875%, due 06/29/37		2,000,000	1,740,000

Total Indonesia corporate bonds			3,595,250

Kazakhstan — 0.33%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	220,000,000	875,593

Malaysia — 3.24%
Johor Corp.,
1.000%, due 07/31/12(5)	MYR	26,970,000	8,651,838

Mexico — 0.93%
Desarrolladora Homex SAB de CV,
7.500%, due 09/28/15		$1,850,000	1,683,500
Hipotecaria Su Casita SA,
8.500%, due 10/04/16		1,145,000	801,500

Total Mexico corporate bonds			2,485,000

Philippines — 0.64%
National Power Corp.,
9.625%, due 05/15/28		$1,160,000	1,241,200
Power Sector Assets & Liabilities Management Corp.,
7.250%, due 05/27/19(1)		450,000	460,125

Total Philippines corporate bonds			1,701,325

Russia — 4.31%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	75,800,000	2,312,371
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.125%, due 01/14/14(1)		$300,000	300,000
7.750%, due 05/29/18		2,450,000	2,425,499
9.000%, due 06/11/14(1)		1,000,000	1,065,700
TransCapitalInvest Ltd.,
8.700%, due 08/07/18(1)		1,400,000	1,393,000
VTB Capital SA,
6.250%, due 06/30/35		2,000,000	1,715,000
6.315%, due 02/04/15(7)		1,400,000	1,302,000
6.875%, due 05/29/18(1)		1,100,000	1,020,250

Total Russia corporate bonds			11,533,820

South Korea — 0.34%
Export-Import Bank of Korea,
5.500%, due 10/17/12		$200,000	$203,500
5.875%, due 01/14/15		500,000	503,815
Hana Bank,
6.500%, due 04/09/12		200,000	210,500

Total South Korea corporate bonds			917,815

Ukraine — 0.18%
NJSC Naftogaz of Ukraine,
8.125%, due 09/30/09		$600,000	492,000

United States — 0.73%
Pemex Project Funding Master Trust,
5.750%, due 03/01/18		$1,700,000	1,672,460
6.625%, due 06/15/35		300,000	277,500

Total United States corporate bonds			1,949,960

Total corporate bonds
(cost $42,421,081)			41,356,951

Non US-government obligations — 66.92%
Argentina — 1.49%
Argentina Prestamos Garantizadad,
4.000%, due 04/15/10(7)	ARS	500,000	49,628
Republic of Argentina,
1.683%, due 08/03/09(7)		$6,562,000	841,248
1.683%, due 08/03/12(7)		6,562,000	1,706,120
7.000%, due 03/28/11		1,775,000	1,382,725

			3,979,721

Brazil — 11.66%
Banco Nacional de Desenvolvimento Economico e Social,
6.500%, due 06/10/19(1)		$1,200,000	1,219,500
Federal Republic of Brazil,
5.875%, due 01/15/19		1,750,000	1,789,375
6.000%, due 01/17/17		4,980,000	5,179,200
7.875%, due 03/07/15		2,000,000	2,300,000
8.875%, due 10/14/19		950,000	1,175,625
10.500%, due 07/14/14		1,250,000	1,581,250
Letras Tesouro Nacional,
8.411%, due 01/01/10(8)	BRL	5,300,000	2,743,322
Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45		12,750,000	11,711,140
Series F,
10.000%, due 01/01/17		7,280,000	3,425,246

			31,124,658

Colombia — 2.95%
Republic of Colombia,
7.375%, due 09/18/37		$2,020,000	2,065,450
8.125%, due 05/21/24		250,000	276,250
9.850%, due 06/28/27	COP	6,020,000,000	3,065,890
10.375%, due 01/28/33		$270,000	357,750
12.000%, due 10/22/15	COP	3,685,000,000	2,107,515

			7,872,855

Dominican Republic — 1.27%
Republic of Dominica,
9.040%, due 01/23/18		$355,218	316,144
9.500%, due 09/27/11		3,115,141	3,083,989

			3,400,133

El Salvador — 0.36%
Republic of El Salvador,
8.250%, due 04/10/32		$1,015,000	954,100

Gabon — 0.46%
Gabonese Republic,
8.200%, due 12/12/17(1)		$1,270,000	1,216,025

Hungary — 5.71%
Hungary Government Bond,
5.500%, due 02/12/14	HUF	1,410,000,000	$6,652,640
6.000%, due 10/24/12		610,000,000	3,036,096
6.750%, due 04/22/11		170,000,000	882,917
6.750%, due 02/24/17		991,000,000	4,687,126

			15,258,779

Indonesia — 5.11%
Indonesia Treasury Bond,
9.500%, due 06/15/15	IDR	5,650,000,000	573,254
9.750%, due 05/15/37		6,960,000,000	585,908
10.000%, due 02/15/28		8,800,000,000	797,985
10.250%, due 07/15/27		8,800,000,000	815,718
10.750%, due 05/15/16		27,050,000,000	2,902,594
11.000%, due 09/15/25		8,000,000,000	789,924
12.000%, due 09/15/26		32,715,000,000	3,469,274
Republic of Indonesia,
8.500%, due 10/12/35		$1,050,000	1,149,750
11.625%, due 03/04/19(1)		1,900,000	2,555,500

			13,639,907

Malaysia — 0.75%
Malaysia Government Bond,
3.869%, due 04/13/10	MYR	3,000,000	862,578
4.378%, due 11/29/19		2,900,000	829,865
5.734%, due 07/30/19		1,000,000	316,504

			2,008,947

Mexico — 2.12%
Mexican Bonos,
7.500%, due 06/03/27	MXN	59,080,000	4,021,017
United Mexican States,
6.750%, due 09/27/34		$590,000	613,600
7.500%, due 04/08/33		600,000	673,500
8.300%, due 08/15/31		290,000	350,900

			5,659,017

Pakistan — 1.09%
Islamic Republic of Pakistan,
6.875%, due 06/01/17(1)		$1,690,000	1,183,000
6.875%, due 06/01/17		1,000,000	700,000
7.125%, due 03/31/16		1,400,000	1,036,000

			2,919,000

Panama — 0.33%
Republic of Panama,
7.125%, due 01/29/26		$420,000	445,200
7.250%, due 03/15/15		400,000	440,000

			885,200

Peru — 1.11%
Republic of Peru,
6.550%, due 03/14/37		$300,000	294,000
7.125%, due 03/30/19		500,000	540,000
7.350%, due 07/21/25		1,510,000	1,627,025
8.375%, due 05/03/16		100,000	117,350
8.750%, due 11/21/33		320,000	391,200

			2,969,575

Philippines — 1.24%
Republic of Philippines,
7.750%, due 01/14/31		$1,700,000	1,806,250
9.000%, due 02/15/13		700,000	803,250
9.500%, due 02/02/30		570,000	713,925

			3,323,425

Poland — 7.26%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	3,809,498
4.750%, due 04/25/12		7,500,000	2,551,658
5.250%, due 04/25/13		9,000,000	3,086,353
5.250%, due 10/25/17		6,600,000	2,182,859
5.750%, due 09/23/22		6,100,000	2,013,280
6.000%, due 11/24/10		14,000,000	4,901,652
Republic of Poland,
6.375%, due 07/15/19		$800,000	840,944

			19,386,244

Russia — 2.19%
Russian Federation,
7.500%, due 03/31/30(9)		$2,841,600	$2,852,256
7.500%, due 03/31/30(1),(9)		2,259,445	2,267,918
12.750%, due 06/24/28		495,000	720,844

			5,841,018

Serbia — 0.92%
Republic of Serbia,
3.750%, due 11/01/24(9)		$2,790,000	2,455,200

South Africa — 4.66%
Republic of South Africa,
5.875%, due 05/30/22		$300,000	301,125
6.500%, due 06/02/14		600,000	654,000
6.750%, due 03/31/21	ZAR	50,000,000	5,400,129
7.375%, due 04/25/12		$350,000	385,438
8.000%, due 12/21/18	ZAR	47,100,000	5,717,915

			12,458,607

South Korea — 0.56%
Republic of Korea,
7.125%, due 04/16/19		$1,350,000	1,491,008

Turkey — 9.59%
Government of Turkey,
10.000%, due 02/15/12	TRY	4,490,686	3,236,091
14.000%, due 01/19/11		12,900,000	9,186,411
15.000%, due 02/10/10		6,400,000	4,474,931
Republic of Turkey,
6.750%, due 04/03/18		$2,000,000	2,025,000
6.875%, due 03/17/36		550,000	525,250
7.000%, due 09/26/16		2,250,000	2,356,875
7.250%, due 03/15/15		600,000	640,500
7.500%, due 11/07/19		800,000	840,000
11.000%, due 01/14/13		1,950,000	2,315,625

			25,600,683

Ukraine — 0.46%
Republic of Ukraine,
7.650%, due 06/11/13		$1,500,000	1,222,500

United Arab Emirates — 0.82%
Emirate of Abu Dhabi,
5.500%, due 04/08/14(1)		$2,100,000	2,194,500

Venezuela — 4.02%
Republic of Venezuela,
5.375%, due 08/07/10		$2,000,000	1,920,000
5.750%, due 02/26/16		2,065,000	1,249,325
7.000%, due 12/01/18		4,100,000	2,470,250
7.000%, due 03/31/38		1,700,000	871,250
7.650%, due 04/21/25		1,200,000	690,000
9.250%, due 05/07/28		5,170,000	3,321,725
9.375%, due 01/13/34		350,000	226,625

			10,749,175

Vietnam — 0.79%
Socialist Republic of Vietnam,
6.875%, due 01/15/16(1)		$1,000,000	1,030,000
6.875%, due 01/15/16		1,050,000	1,081,500

			2,111,500

Total non US-government obligations
(cost $174,814,315)			178,721,777

Sovereign/supranational bond — 2.04%
Corporacion Andina de Fomento,
8.125%, due 06/04/19
(cost $4,941,428)		$4,950,000	5,458,400

Total bonds
(cost $222,176,824)			225,537,128

	Units

Short-term investment — 11.96%
Investment company — 11.96%
UBS Cash Management Prime Relationship Fund,
0.342%(10),(11)
(cost $31,959,867)	31,959,867	$31,959,867

Total investments(12) — 96.40%
(cost $254,136,691)		257,496,995
Cash and other assets, less Liabilities — 3.60%		9,623,738

Net assets — 100.00%		$267,120,733

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $254,136,691; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,008,225
Gross unrealized depreciation	(12,647,921)

Net unrealized appreciation of investments	$3,360,304

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the value of these securities amounted to $20,906,685 or 7.83% of net assets.
(2)	Perpetual bond security. The maturity date reflects the next call date.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.14% of net assets as of July 31, 2009, is considered illiquid and restricted. (See restricted security table below for more information.)

07/31/09
			Acquisition		Market value
			cost as a		as a
	Acquisition	Acquisition	percentage of	07/31/09	percentage of
Restricted security	date	cost	net assets	Market value	net assets

Union National FIDC Trust 2006,
due 07/01/10	06/28/07	$954,222	0.36%	$366,047	0.14%

(4)	Security linked to closed-end fund.
(5)	Security is illiquid. At July 31, 2009, these securities amounted to $10,166,430 or 3.81% of net assets.
(6)	Security is in default.
(7)	Floating rate security — The interest rates shown are the current rates as of July 31, 2009.
(8)	Rate shown reflects annualized yield at July 31, 2009 on zero coupon bond.
(9)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of July 31, 2009. Maturity date disclosed is the ultimate maturity date.
(10)	The table below details the Fund’s investments in securities issued by funds that are advised by the same advisor as the Fund. The advisor does not earn a management fee from either UBS Supplementary Trust—U.S. Cash Management Prime Fund or UBS Cash Management Prime Relationship Fund.

Income
earned from
		Purchases	Sales during		affiliate for
		during the	the nine		the nine
		nine months	months		months
	Value	ended	ended	Value	ended
Security description	10/31/08	07/31/09	07/31/09	07/31/09	07/31/09

UBS Cash Management Prime
Relationship Fund	$—	$107,949,580	$75,989,713	$31,959,867	$66,062

UBS Supplementary Trust—U.S. Cash
Management Prime Fund	14,609,763	53,728,448	68,338,211	—	138,693

(11)	The rate shown reflects the yield at July 31, 2009.
(12)	The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc., the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. All investments quoted in foreign currencies will be valued in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

NJSC	National Joint Stock Company
OJSC	Open Joint Stock Company

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Rouble
TRY	Turkish Lira
ZAR	South African Rand

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of July 31, 2009:

					Unrealized
	Contracts to			Maturity	appreciation/
	deliver	In exchange for		dates	(depreciation)

Brazilian Real	16,580,000	USD	8,244,984	09/04/09	$(585,462)
Chinese Yuan	15,300,000	USD	2,250,000	09/04/09	10,265
Colombian Peso	2,160,000,000	USD	1,029,552	09/04/09	(25,820)
Czech Koruna	120,900,000	EUR	4,491,919	09/04/09	(333,324)
Czech Koruna	24,400,000	USD	1,295,461	09/04/09	(64,015)
Euro	4,613,623	CZK	120,900,000	09/04/09	159,847
Euro	2,870,482	HUF	830,000,000	09/04/09	323,381
Hungarian Forint	862,990,000	USD	4,246,159	09/04/09	(344,280)
Korean Won	6,220,000,000	USD	5,018,152	09/04/09	(44,921)
Malaysian Ringgit	23,650,000	USD	6,756,178	09/04/09	51,015
Malaysian Ringgit	4,000,000	USD	1,127,714	09/04/09	(6,352)
Mexican Peso	25,100,000	USD	1,847,626	09/04/09	(44,630)
Polish Zloty	15,200,000	USD	4,574,868	09/04/09	(638,944)
Russian Rouble	43,350,000	USD	1,368,371	09/04/09	939
South African Rand	24,584,200	USD	3,039,214	09/04/09	(108,716)
Swiss Franc	960,000	USD	904,227	08/27/09	5,704
Turkish Lira	9,362,745	USD	5,971,900	09/04/09	(349,675)
United States Dollar	3,502,052	ARS	12,800,000	11/16/09	(335,877)
United States Dollar	4,863,613	BRL	9,450,000	09/04/09	169,422
United States Dollar	3,070,156	CLP	1,709,770,000	09/04/09	94,489
United States Dollar	2,250,000	CNY	15,300,000	09/04/09	(10,265)
United States Dollar	1,865,189	COP	4,040,000,000	09/04/09	108,747
United States Dollar	1,276,151	CZK	24,400,000	09/04/09	83,325
United States Dollar	2,826,840	HUF	538,250,000	09/04/09	36,234
United States Dollar	7,313,361	IDR	75,760,000,000	09/04/09	270,594
United States Dollar	2,383,598	MXN	31,100,000	09/04/09	(39,011)
United States Dollar	7,897,697	MXN	105,473,740	09/04/09	53,829
United States Dollar	11,030,679	MYR	38,400,000	09/04/09	(143,650)
United States Dollar	2,117,395	PEN	6,402,580	09/04/09	24,939
United States Dollar	2,890,479	PLN	9,290,000	09/04/09	296,121
United States Dollar	8,876,601	THB	305,000,000	09/04/09	80,657
United States Dollar	7,389,815	TRY	11,650,000	09/04/09	476,078

Net unrealized depreciation on forward foreign currency contracts					$(829,356)

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of July 31, 2009:

	Expiration			Unrealized
	date	Cost	Value	appreciation

US treasury futures buy contracts:
US Long Bond, 193 contracts (USD)	September 2009	$22,323,512	$22,967,000	$643,488
5 Year US Treasury Notes, 90 contracts (USD)	September 2009	10,359,214	10,384,453	25,239
10 Year US Treasury Notes, 40 contracts (USD)	September 2009	4,640,063	4,691,250	51,187

Net unrealized appreciation on futures contracts				$719,914

Currency type abbreviation:
USD	United States Dollar

Swap agreements
Global High Income Fund Inc. had outstanding interest rate swap agreements with the following terms as of July 31, 2009:

								Upfront
						Payments		payments		Unrealized
			Termination	Payments made		received by		(made)/		appreciation/
Counterparty	Notional amount		dates	by the Fund		the Fund		received	Value	(depreciation)

Credit Suisse International	BRL	17,000,000	01/02/12	—	(1)	13.4300	%(2)	$—	$456,872	$456,872
JPMorgan Chase Bank	THB	255,000,000	12/05/11	1.5000	%(3)	3.0900	(2)	—	104,228	104,228
JPMorgan Chase Bank	THB	170,000,000	07/22/13	1.5000	(3)	5.9500	(2)	—	523,990	523,990
Merrill Lynch International	MXN	7,200,000	11/16/28	4.8890	(4)	8.8300	(2)	—	(695)	(695)
Merrill Lynch International	MXN	7,000,000	11/21/28	4.9000	(4)	8.6100	(2)	—	(12,065)	(12,065)

								$—	$1,072,330	$1,072,330

(1)	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be made by the Fund is based on the Brazil CETIP Interbank Offered Rate.
(2)	Payments received are based on the notional amount.
(3)	Rate based on 6 month BIBOR.
(4)	Rate based on 28-day TIIE.

BIBOR	Bangkok Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Currency type abbreviations:
BRL	Brazilian Real
MXN	Mexican Peso
THB	Thai Baht

Global High Income Fund Inc. had outstanding credit default swap agreements with the following terms as of July 31, 2009:

Credit default swaps on corporate and sovereign issues — buy protection(1)
								Upfront
				Payments		Payments		payments		Unrealized
			Termination	made by the		received by		(made)/		appreciation/
Counterparty	Notional amount		dates	Fund		the Fund		received	Value	(depreciation)

JPMorgan Chase Bank	USD	4,500,000	06/20/14	2.5500	%(2)	—	(3)	$—	$(173,372)	$(173,372)
Merrill Lynch International	USD	3,050,000	05/20/13	0.9600	(2)	—	(4)	—	146,784	146,784
Merrill Lynch International	USD	1,100,000	12/20/13	4.8500	(2)	—	(5)	—	(154,053)	(154,053)

								$—	$(180,641)	$(180,641)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Payments made are based on the notional amount.
(3)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Philippines 10.625% bond, due 03/16/25.
(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Croatia 5.000% bond, due 04/15/14.
(5)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of South Africa 6.500% bond, due 06/02/14.

Currency type abbreviation:
USD	United States Dollar

Credit default swaps on corporate and sovereign issues — sell protection(1)

								Upfront
				Payments		Payments		payments			Unrealized
			Termination	made by		received by		(made)/			appreciation/	Credit
Counterparty	Notional amount		dates	the Fund		the Fund		received		Value	(depreciation)	spread(2)

Citigroup Global Markets Limited	USD	1,000,000	01/20/13	—	(3)	1.1500	%(4)	$—		$(48,006)	$(48,006)	2.637%
Credit Suisse International	USD	1,300,000	08/20/09	—	(5)	3.3000	(4)	—		208,354	208,354	13.287
Credit Suisse International	USD	2,050,000	02/20/10	—	(5)	4.1500	(4)	—		679,978	679,978	13.287
Credit Suisse International	USD	1,500,000	12/20/11	—	(6)	5.0000	(4)	(1,500,000	)(7)	839,031	(660,969)	40.717
Credit Suisse International	USD	4,500,000	05/20/12	—	(8)	3.3000	(4)	—		(545,646)	(545,646)	8.700
Credit Suisse International	USD	1,000,000	02/20/14	—	(9)	4.1700	(4)	—		126,876	126,876	1.531
Deutsche Bank AG	USD	1,500,000	08/20/09	—	(5)	7.0500	(4)	—		42,371	42,371	13.287
Deutsche Bank AG	USD	2,000,000	08/20/09	—	(5)	5.5000	(4)	—		40,833	40,833	13.287
Merrill Lynch International	USD	2,300,000	03/20/10	—	(10)	9.5000	(4)	—		216,812	216,812	1.263

								$(1,500,000)		$1,560,603	$60,603

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(4)	Payments received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentine Government 8.280% bond, due 12/31/33.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the NJSC Naftogaz Ukraine 8.125% bond, due 09/30/09.
(7)	Payment made on 01/30/07 to fully fund swap, which reflects the cost basis of the agreement.
(8)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
(9)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.
(10)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Russian Federation 7.500% bond, due 03/31/30.

Currency type abbreviation:
USD	United States Dollar

Options written
Written option activity for the nine months ended July 31, 2009 for the Fund was as follows:

Amount of
	Number of	premiums
	contracts	received

Options outstanding at October 31, 2008	—	$—
Options written	448	75,639
Options terminated in closing purchase transactions	(448)	(75,639)
Options expired prior to exercise	—	—

Options outstanding at July 31, 2009	—	$—

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments:

Measurements at 07/31/09

	Quoted prices in
	active markets for	Significant other	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$31,190,521	$10,166,430	$41,356,951
Non US-government obligations	—	178,721,777	—	178,721,777
Sovereign/supranational bond	—	5,458,400	—	5,458,400
Short-term investment	—	31,959,867	—	31,959,867
Other financial instruments(1)	719,914	122,936	—	842,850

Total	$719,914	$247,453,501	$10,166,430	$258,339,845

(1)	Other financial instruments may include open futures contracts, swap agreements, options, and forward foreign currency contracts.

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using
	unobservable inputs (Level 3)

	Corporate bonds	Total

Assets
Beginning balance	$13,756,350	$13,756,350
Total gains or losses (realized/unrealized) included in earnings(a)	1,147,926	1,147,926
Purchases, sales, issuances, and settlements (net)	(6,252,438)	(6,252,438)
Transfers in and/or out of Level 3	1,514,592	1,514,592

Ending balance	$10,166,430	$10,166,430

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses
relating to investments still held at 07/31/09.	($1,536,812)	($1,536,812)

(a)	Does not include unrealized losses of $1,698,592 related to transferred assets, presented at their end of period values.

Industry diversification (unaudited)
As a percentage of net assets as of July 31, 2009

Bonds
Corporate bonds
Commercial banks	3.26%
Diversified financial services	3.74
Diversified telecommunication services	1.25
Electric utilities	2.28
Household durables	0.63
Oil, gas & consumable fuels	1.08
Real estate investment trusts (REITs)	3.24

Total corporate bonds	15.48
Non US-government obligations	66.92
Sovereign/supranational bond	2.04

Total bonds	84.44
Short-term investment	11.96

Total investments	96.40
Cash and other assets, less liabilities	3.60

Net assets	100.00%

1) Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge its portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of July 31, 2009 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues – sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global Asset Management (Americas) Inc. is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

2) Option writing
The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk (specifically interest rate risk) of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

3) Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s “Notes to portfolio of investments”.

4) Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the nine month period ended July 31, 2009.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s semiannual report to shareholders dated April 30, 2009.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 29, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 29, 2009